UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-22039
                                                    -----------

         First Trust Specialty Finance and Financial Opportunities Fund
     ----------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
     ----------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
     ----------------------------------------------------------------------
                    (Name and address of agent for service)

        Registrant's telephone number, including area code: 630-765-8000
                                                           --------------

                      Date of fiscal year end: November 30
                                              -------------

                     Date of reporting period: May 31, 2013
                                              --------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                                  FIRST TRUST
                               Specialty Finance
                                 and Financial
                               Opportunities Fund

                               SEMI-ANNUAL REPORT
                            FOR THE SIX MONTHS ENDED
                                  MAY 31, 2013



FIRST TRUST                                                     CONFLUENCE
                                                           INVESTMENT MANAGEMENT

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

      FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND (FGB)

                               SEMI-ANNUAL REPORT
                                  MAY 31, 2013

Shareholder Letter...........................................................  1
At A Glance..................................................................  2
Portfolio Commentary.........................................................  3
Portfolio of Investments.....................................................  5
Statement of Assets and Liabilities..........................................  8
Statement of Operations......................................................  9
Statements of Changes in Net Assets.......................................... 10
Statement of Cash Flows...................................................... 11
Financial Highlights......................................................... 12
Notes to Financial Statements................................................ 13
Additional Information....................................................... 18


                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Confluence Investment Management LLC ("Confluence" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Specialty Finance and Financial Opportunities Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of Confluence are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
               (FGB) SEMI-ANNUAL LETTER FROM THE CHAIRMAN AND CEO

                                  MAY 31, 2013


Dear Shareholders:

I am pleased to present you with the semi-annual report for your investment in First Trust Specialty Finance and Financial Opportunities Fund (the "Fund").

The report you hold contains detailed information about your investment, a portfolio commentary from the Fund's management team that provides a recap of the period, a performance analysis and a market and Fund outlook. Additionally, you will find the Fund's financial statements for the period this report covers. I encourage you to read this document and discuss it with your financial advisor. A successful investor is also typically a knowledgeable one, as we have found to be the case at First Trust Advisors L.P. ("First Trust").

The six months covered by this report have been more positive for the U.S. markets. In fact, the S&P 500 Index, as measured on a total return basis, rose 16.43% during the period, and many economists and investors have felt positive about the current market environment. Of course, past performance can never be an indicator of future performance. As I have written many times, First Trust believes that staying invested in quality products through up and down markets and having a long-term horizon can help investors reach their financial goals.

As you know, First Trust offers a variety of products that we believe could fit many financial plans to help investors seeking long-term investment success. We encourage you to talk to your advisor about the other investments First Trust offers that might also fit your financial goals and to discuss those goals with your advisor regularly so that he or she can help keep you on track.

First Trust will continue to make available up-to-date information about your investments so you and your financial advisor are current on any First Trust investments you own. We value our relationship with you, and thank you for the opportunity to assist you in achieving your financial goals. I look forward to the remainder of 2013 and to the next edition of your Fund's report.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees and
Chief Executive Officer of First Trust Advisors L.P.

FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
"AT A GLANCE"
AS OF MAY 31, 2013 (UNAUDITED)

----------------------------------------------------------------------
FUND STATISTICS
----------------------------------------------------------------------
Symbol on New York Stock Exchange                                  FGB
Common Share Price                                               $8.38
Common Share Net Asset Value ("NAV")                             $8.26
Premium (Discount) to NAV                                         1.45%
Net Assets Applicable to Common Shares                    $117,961,405
Current Quarterly Distribution per Common Share (1)            $0.1650
Current Annualized Distribution per Common Share               $0.6600
Current Distribution Rate on Closing Common Share Price (2)       7.88%
Current Distribution Rate on NAV (2)                              7.99%
----------------------------------------------------------------------

-------------------------------------------------
 COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)
-------------------------------------------------
          Common Share Price         NAV
5/12      7.10                       7.13
          7.16                       7.32
          7.25                       7.40
          7.26                       7.49
6/12      7.46                       7.66
          7.59                       7.76
          7.49                       7.82
          7.44                       7.82
7/12      7.57                       7.88
          7.45                       7.86
          7.55                       7.97
          7.92                       8.04
          7.58                       7.83
8/12      7.88                       7.96
          7.79                       8.07
          7.94                       8.27
          7.81                       8.32
9/12      7.87                       8.17
          7.98                       8.28
          7.93                       8.03
          7.95                       8.12
10/12     8.17                       8.14
          8.12                       8.12
          7.95                       7.82
          7.86                       7.79
          8.00                       7.77
11/12     8.07                       7.85
          7.95                       7.74
          7.75                       7.75
          7.75                       8.05
12/12     7.86                       7.91
          8.24                       8.31
          8.45                       8.38
          8.37                       8.36
1/13      8.51                       8.37
          8.44                       8.52
          8.63                       8.47
          8.94                       8.59
2/13      8.37                       8.42
          8.42                       8.46
          8.56                       8.54
          8.77                       8.64
          8.73                       8.56
3/13      8.75                       8.54
          8.43                       8.40
          8.37                       8.46
          8.20                       8.27
4/13      8.71                       8.63
          8.67                       8.67
          8.50                       8.67
          8.68                       8.74
          8.42                       8.49
5/13      8.38                       8.26


-----------------------------------------------------------------------------------------------------------------------
PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------
                                                                                      Average Annual Total Return
                                                                               ----------------------------------------
                                                                                                           Inception
                                               6 Months Ended    1 Year Ended     5 Years Ended           (5/25/2007)
                                                  5/31/2013        5/31/2013        5/31/2013            to 5/31/2013
FUND PERFORMANCE (3)
NAV                                                  9.42%           25.57%            3.14%                 -2.76%
Market Value                                         7.98%           27.94%            3.41%                 -3.27%

INDEX PERFORMANCE
Blended Benchmark(4)                                 8.27%           23.59%            9.75%                  2.33%
MSCI U.S. Investable Market Financials Index        23.02%           36.12%          -13.59%                 -8.15%
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------
                                           % OF TOTAL
TOP 10 HOLDINGS                           INVESTMENTS
-----------------------------------------------------
Ares Capital Corp.                              9.7%
Golub Capital BDC, Inc.                         7.1
PennantPark Investment Corp.                    6.3
Medley Capital Corp.                            5.4
THL Credit, Inc.                                5.3
Hercules Technology Growth Capital, Inc.        5.0
Triangle Capital Corp.                          4.5
Solar Capital Ltd.                              4.1
TCP Capital Corp.                               3.9
Annaly Capital Corp.                            3.4
-----------------------------------------------------
                                   Total       54.7%
                                               =====

-----------------------------------------------------
                                           % OF TOTAL
INDUSTRY                                  INVESTMENTS
-----------------------------------------------------
Capital Markets                                86.0%
Real Estate Investment Trusts (REITs)          11.4
Diversified Financial Services                  2.6
-----------------------------------------------------
                                 Total        100.0%
                                              ======

-----------------------------------------------------
                                           % OF TOTAL
ASSET CLASSIFICATION                      INVESTMENTS
-----------------------------------------------------
Common Stocks:
   Business Development Companies              85.3%
   Mortgage REITs                              11.4
Master Limited Partnerships                     2.6
Exchange-Traded Funds                           0.7
-----------------------------------------------------
                                 Total        100.0%
                                              ======

(1) Most recent distribution paid or declared through 5/31/2013. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 5/31/2013. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(4)   Blended benchmark consists of the following (Source: Bloomberg):
        Wells Fargo BDC Index (70%), FTSE NAREIT Mortgage REIT Index (20%) and S&P SmallCap Financials Index (10%)
      From 2009-2012, the blended benchmark consisted of the following:
        Red Rocks Global Listed Private Equity Index (70%), FTSE NAREIT Mortgage REIT Index (20%) and S&P SmallCap Financials Index (10%)
      Certain of these indices were discontinued during 2012, therefore the blended benchmark was changed. From 2007-2009, the blended benchmark consisted of the following:
        Red Rocks Listed Private Equity Index (40%), FTSE NAREIT Mortgage REIT Index (20%), FTSE NAREIT Hybrid REIT Index (20%), Merrill Lynch Preferred Stock Hybrid Securities Index (10%) and Russell 2000 Financial Services Index (10%)
      Certain of these indices were discontinued during 2009, therefore the blended benchmark was changed.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

      FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND (FGB)
                               SEMI-ANNUAL REPORT
                                  MAY 31, 2013

                                  SUB-ADVISOR

Confluence Investment Management LLC, a registered investment advisor ("Confluence" or the "Sub-Advisor"), located in Saint Louis, Missouri, serves as the sub-advisor to First Trust Specialty Finance and Financial Opportunities Fund ("FGB" or the "Fund"). The investment professionals at Confluence have over 80 years of aggregate portfolio management experience. Confluence professionals have invested in a wide range of specialty finance and other financial company securities during various market cycles, working to provide attractive risk-adjusted returns to clients.

                      CONFLUENCE PORTFOLIO MANAGEMENT TEAM

                                MARK KELLER, CFA
              CHIEF EXECUTIVE OFFICER AND CHIEF INVESTMENT OFFICER

                              DAVID MIYAZAKI, CFA
                  SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER

                               DANIEL WINTER, CFA
                  SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER


                                   COMMENTARY

FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND (FGB)

The primary investment objective of the Fund is to seek a high level of current income. As a secondary objective, the Fund seeks an attractive total return. The Fund pursues its investment objectives by investing at least 80% of its managed assets in a portfolio of securities of specialty finance and other financial companies that the Fund's Sub-Advisor believes offer attractive opportunities for income and capital appreciation. There can be no assurance that the Fund's investment objectives will be achieved. The Fund may not be appropriate for all investors.

MARKET RECAP

FGB is a financial sector fund with a particular focus on a niche called business development companies ("BDCs"). BDCs lend to and invest in private companies, oftentimes working with those not large enough to efficiently access the public markets. Each BDC has a unique profile, determined by its respective management team. Some specialize in particular industries, while others apply a more generalized approach and maintain a diversified portfolio. Both approaches can work effectively and offer shareholders a unique and differentiated return opportunity derived from the private markets. As of May 31, 2013, the Fund had over three-fourths of its assets invested in 30 BDCs.

Over the past few years, the equity markets have begun each year generally moving in the right direction. But by the second quarter, various issues have often arisen, causing a bit of a retraction. Issues related to European debt have been one of the primary catalysts. This year, we followed a similar path, but the retraction was seemingly sparked by domestic issues. Of particular note was a message from the Federal Reserve ("Fed"), which publicly contemplated a "tapering" of its monetary policy known as quantitative easing (QE has lowered intermediate and long-term interest rates through a massive bond purchase program). The Fed shared thoughts that the economy had finally improved enough that a timeframe for allowing rates to move higher might be nearing.

The financial market's response to potential tapering was quite acute. After almost five years of ultra-low interest rate policy, the bond market had adopted a paradigm that the Fed would maintain low interest rates indefinitely. Long and intermediate bond prices declined, driving yields rapidly higher. Equity markets were also seemingly surprised, with many dividend-paying stocks hit particularly hard. Investors became concerned that rising rates might make dividend-paying stocks less attractive.

Because BDCs pay substantial dividends, in the second quarter they also experienced a broad decline in valuations. Although such a trend was not particularly constructive for the Fund's net asset value ("NAV"), it did present opportunities to purchase BDCs at attractive valuations and to rotate a portion of the Fund's portfolio. We manage the Fund's positions to earn meaningful income in the current period, while balancing the overall portfolio with investments that can help grow the Fund's income in the future. In the second quarter, there were opportunities to work on both of these objectives.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

A growing income stream is important, because it can be an effective way to address rising interest rates. If a particular security (or the Fund itself) can increase its dividend, it can remain attractive even when the yields of alternate investments move higher. We are pleased that the majority of the Fund's BDC holdings have growing dividends, a characteristic that has contributed to the Fund's ability to grow its own dividend over the past few years.

The Fund also maintained an allocation to Agency Mortgage-Backed Securities Real Estate Investment Trusts ("MBS REITs"). This industry experienced a dramatic decline in valuations in the second quarter and significantly underperformed other companies in the financial sector. The Fed has been the largest single buyer of Agency MBS over the past several quarters. News of the aforementioned tapering caused MBS prices to significantly decline, pressuring down the value of the Agency MBS REIT portfolios, while increasing their effective leverage. The industry is likely to face ongoing challenges and sentiment toward the stocks may remain negative; however, there is a side of the glass that isn't empty. The nature of how rates change, not just the absolute direction, is also important to these REITs. We believe the recent changes in interest rates should allow these companies to earn more profitable net interest margins, which could open the door to higher profits and potential dividend increases. Therefore, we have at times opportunistically added to the Fund's holdings as a part of pursuing its income objective.

The balance of the Fund's investments are in companies intended to help pursue both income and growth objectives. At times, some of the positions in this allocation may be in stocks with small or non-existent dividends. However, we believe these companies are well-positioned to compound their earnings and thereby help the Fund compound its own NAV. In recent quarters, we have exited several positions, realizing attractive gains. Over time, this allocation may rise and fall, depending upon the opportunities we identify and overall market conditions.


PERFORMANCE ANALYSIS

                                                SIX MONTHS
                                              ENDING 5/31/13
          FGB Market Value Total Return            7.98%
          FGB NAV Total Return                     9.42%
          Blended Benchmark*                       8.27%

* Components of the blended benchmark: Wells Fargo BDC Index (70%); FTSE/NAREIT Mortgage REIT (20%); S&P SmallCap Financials Index (10%).

Source: Bloomberg, BNY Mellon

The Fund's market value total return1 of 7.98% was a bit below the Fund's NAV total return of 9.42%, as the Fund's stock price premium to NAV narrowed, moving from 2.80% to 1.45% during the six months ended May 31, 2013. Both of these metrics of the Fund's performance were similar to the 8.27% total return of the Fund's blended benchmark. It is important to note that because FGB is unique in its focus on BDCs, it often performs in a much different manner than most benchmarks, including its own blended benchmark.

The Fund uses leverage because we believe that, over time, leverage provides opportunities for additional income and total return for shareholders. However, the use of leverage can also expose shareholders to additional volatility. For example, if the prices of securities held by the Fund decline, the negative impact of valuation changes on NAV and shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance returns during periods when the prices of securities held by the Fund generally are rising. Leverage had a positive impact on the performance of the Fund over this reporting period.

MARKET AND FUND OUTLOOK
From a syntax perspective, there is little difference between tapering and tampering. The same might be said with regard to how the Fed's policy changes affect market interest rates. Regardless, the market has been informed that it should not expect ultra-low interest rates to remain in place indefinitely. Looking forward, it is likely we could experience higher levels of volatility as interest rates are increasingly determined by the markets, as opposed to being distorted by the Fed.

Rising volatility usually increases risk, but it is also often accompanied with more opportunities. We expect this to be the case for many BDCs, Agency MBS REITs and the Fund itself. Most of the companies owned by the Fund should have the opportunity to make higher-return loans and investments; at the same time, we may have the opportunity to make constructive portfolio adjustments as valuations change.

It is our pleasure to manage FGB and we look forward to continuing to seek to meet the Fund's income and growth objectives.

-------------------
1 Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS
MAY 31, 2013 (UNAUDITED)


   SHARES                           DESCRIPTION                             VALUE
------------  -------------------------------------------------------   -------------
COMMON STOCKS - BUSINESS DEVELOPMENT COMPANIES - 101.7%

              CAPITAL MARKETS - 101.7%
     139,032  American Capital Ltd. (a) (b) .........................   $   1,853,296
     465,108  Apollo Investment Corp. (b) ...........................       3,855,745
     791,552  Ares Capital Corp. (b) ................................      13,583,032
     214,420  BlackRock Kelso Capital Corp. (b) .....................       2,135,623
      83,451  Fidus Investment Corp..................................       1,587,238
      79,094  Fifth Street Finance Corp. (b) ........................         830,487
     147,536  Full Circle Capital Corp. (b) .........................       1,146,355
     420,716  Gladstone Capital Corp. (b) ...........................       3,538,221
     183,333  Gladstone Investment Corp. (b) ........................       1,332,831
     545,793  Golub Capital BDC, Inc. (b) ...........................       9,556,835
      22,948  Golub Capital BDC, Inc. (c) ...........................         401,817
       8,699  Harvest Capital Credit Corp............................         131,790
     524,718  Hercules Technology Growth Capital, Inc. (b) ..........       7,031,221
     222,697  Horizon Technology Finance Corp. (b) ..................       3,122,212
     290,857  KCAP Financial, Inc. (b) ..............................       3,202,336
      41,708  Main Street Capital Corp. (b) .........................       1,209,532
     458,100  MCG Capital Corp. (b) .................................       2,267,595
     260,853  Medallion Financial Corp. (b) .........................       3,876,276
     523,162  Medley Capital Corp. (b) ..............................       7,612,007
     256,394  MVC Capital, Inc. (b) .................................       3,261,332
     259,507  New Mountain Finance Corp. (b) ........................       3,952,292
     333,937  NGP Capital Resources Co. (b) .........................       2,270,772
     115,879  OFS Capital Corp.......................................       1,329,132
     169,897  PennantPark Floating Rate Capital Ltd. (b) ............       2,488,991
     794,500  PennantPark Investment Corp. (b) ......................       8,850,730
      12,176  Prospect Capital Corp..................................         126,509
      14,085  Saratoga Investment Corp...............................         256,629
     251,597  Solar Capital Ltd. (b) ................................       5,786,731
      55,050  Solar Senior Capital Ltd. (b) .........................       1,019,526
     117,363  Stellus Capital Investment Corp........................       1,766,313
     343,105  TCP Capital Corp. (b) .................................       5,489,680
     494,594  THL Credit, Inc. (b) ..................................       7,502,991
     124,337  TICC Capital Corp. (b) ................................       1,219,746
     224,601  Triangle Capital Corp. (b) ............................       6,383,160
                                                                        -------------
              TOTAL COMMON STOCKS - BUSINESS DEVELOPMENT COMPANIES ..     119,978,983
              (Cost $120,019,572)                                       -------------

 COMMON STOCKS - 13.5%

              REAL ESTATE INVESTMENT TRUSTS - 13.5%
     354,500  Annaly Capital Management, Inc. (b) ...................       4,814,110
      10,000  Ares Commercial Real Estate Corp.......................         162,100
     192,307  CYS Investments, Inc. (c) .............................       1,976,916
     447,573  CYS Investments, Inc. (b) .............................       4,601,051
     171,282  Hatteras Financial Corp. (b) ..........................       4,422,501
                                                                        -------------
              TOTAL COMMON STOCKS ...................................      15,976,678
              (Cost $17,593,092)                                        -------------


                        See Notes to Financial Statements                 Page 5

FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
MAY 31, 2013 (UNAUDITED)


   SHARES/
    UNITS                           DESCRIPTION                             VALUE
------------  -------------------------------------------------------   -------------
MASTER LIMITED PARTNERSHIPS - 3.2%

              DIVERSIFIED FINANCIAL SERVICES - 3.2%
     216,200  Compass Diversified Holdings (b) ......................   $   3,729,450
                                                                        -------------
              TOTAL MASTER LIMITED PARTNERSHIPS .....................       3,729,450
              (Cost $1,026,079)                                         -------------

EXCHANGE-TRADED FUNDS - 0.9%

              CAPITAL MARKETS - 0.9%
      25,000  SPDR Barclays High Yield Bond ETF (b) .................       1,014,500
                                                                        -------------
              TOTAL EXCHANGE-TRADED FUNDS ...........................       1,014,500
              (Cost $882,178)                                           -------------

              TOTAL INVESTMENTS - 119.3% ............................     140,699,611
              (Cost $139,520,921) (d)

              OUTSTANDING LOAN - (19.5%) ............................     (23,000,000)

              NET OTHER ASSETS AND LIABILITIES - 0.2% ...............         261,794
                                                                        -------------
              NET ASSETS - 100.0%....................................   $ 117,961,405
                                                                        =============

-----------------------------
(a)   Non-income producing security.

(b) All or a portion of this security serves as collateral on the outstanding loan.

(c) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the Notes to Financial Statements).

(d) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of May 31, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $19,644,190 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $18,465,500.


Page 6                  See Notes to Financial Statements

FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
MAY 31, 2013 (UNAUDITED)

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of May 31, 2013, is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                           LEVEL 2         LEVEL 3
                                                            TOTAL          LEVEL 1       SIGNIFICANT     SIGNIFICANT
                                                          VALUE AT         QUOTED        OBSERVABLE     UNOBSERVABLE
INVESTMENTS                                               5/31/2013        PRICES          INPUTS          INPUTS
------------------------------------------------------  ------------    ------------    ------------    ------------

Common Stocks - Business Development Companies*.......  $119,978,983    $119,978,983    $         --            $ --
Common Stocks*........................................    15,976,678      15,976,678              --              --
Master Limited Partnerships*..........................     3,729,450       3,729,450              --              --
Exchange-Traded Funds*................................     1,014,500       1,014,500              --              --
                                                        ------------    ------------    ------------    ------------
Total Investments.....................................  $140,699,611    $140,699,611    $         --            $ --
                                                        ============    ============    ============    ============

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current values. As of May 31, 2013, the Fund transferred common stocks valued at $401,817 from Level 2 to Level 1 of the fair value hierarchy. The common stock that transferred from Level 2 to Level 1 did so as a result of quoted prices received from an independent third party pricing service.

                        See Notes to Financial Statements                 Page 7

FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 2013 (UNAUDITED)


ASSETS:
Investments, at value
    (Cost $139,520,921) .......................................................................      $140,699,611
Cash ..........................................................................................           273,766
Foreign currency (Cost $26) ...................................................................                25
Receivables:
    Dividends..................................................................................           254,449
    Investment securities sold.................................................................           105,636
    Interest...................................................................................                32
Prepaid expenses ..............................................................................            17,935
                                                                                                     ------------
      Total Assets.............................................................................       141,351,454
                                                                                                     ------------

LIABILITIES:
Outstanding loan ..............................................................................        23,000,000
Payables:
    Investment securities purchased............................................................           185,405
    Investment advisory fees...................................................................           124,095
    Audit and tax fees.........................................................................            28,607
    Administrative fees........................................................................            11,561
    Custodian fees.............................................................................            10,624
    Printing fees..............................................................................            10,039
    Legal fees.................................................................................             7,798
    Transfer agent fees........................................................................             5,049
    Trustees' fees and expenses................................................................             3,633
    Interest and fees on loan..................................................................             1,469
    Financial reporting fees...................................................................               771
Other liabilities..............................................................................               998
                                                                                                     ------------
      Total Liabilities........................................................................        23,390,049
                                                                                                     ------------
NET ASSETS ....................................................................................      $117,961,405
                                                                                                     ============

NET ASSETS CONSIST OF:
Paid-in capital ...............................................................................      $266,655,989
Par value .....................................................................................           142,830
Accumulated net investment income (loss) ......................................................        (2,052,924)
Accumulated net realized gain (loss) on investments ...........................................      (147,963,179)
Net unrealized appreciation (depreciation) on investments .....................................         1,178,689
                                                                                                     ------------
NET ASSETS ....................................................................................      $117,961,405
                                                                                                     ============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share) ..........................      $       8.26
                                                                                                     ============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)....        14,283,015
                                                                                                     ============


Page 8                  See Notes to Financial Statements

FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MAY 31, 2013 (UNAUDITED)

INVESTMENT INCOME:
Dividends......................................................................................      $  6,482,530
Interest.......................................................................................               793
                                                                                                     ------------
   Total investment income.....................................................................         6,483,323
                                                                                                     ------------
EXPENSES:
Investment advisory fees.......................................................................           710,917
Interest and fees on loan......................................................................           135,272
Administrative fees............................................................................            64,257
Printing fees..................................................................................            31,559
Audit and tax fees.............................................................................            23,407
Transfer agent fees............................................................................            15,651
Trustees' fees and expenses....................................................................            10,482
Legal fees.....................................................................................             8,176
Custodian fees.................................................................................             7,931
Financial reporting fees.......................................................................             4,625
Other..........................................................................................            10,785
                                                                                                     ------------
   Total expenses..............................................................................         1,023,062
                                                                                                     ------------
NET INVESTMENT INCOME (LOSS)...................................................................         5,460,261
                                                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments........................................................          (906,112)
                                                                                                     ------------
Net change in unrealized appreciation (depreciation) on:
   Investments.................................................................................         5,950,438
   Foreign currency translation................................................................                (1)
                                                                                                     ------------
Net change in unrealized appreciation (depreciation)...........................................         5,950,437
                                                                                                     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)........................................................         5,044,325
                                                                                                     ------------
NET INCREASE (DECREASE)  IN NET ASSETS RESULTING FROM OPERATIONS...............................      $ 10,504,586
                                                                                                     ============



                        See Notes to Financial Statements                 Page 9

FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                      SIX MONTHS
                                                                                        ENDED            YEAR
                                                                                      5/31/2013         ENDED
                                                                                     (UNAUDITED)      11/30/2012
                                                                                     ------------    ------------
OPERATIONS:
Net investment income (loss).......................................................  $  5,460,261    $  8,436,796
Net realized gain (loss)...........................................................      (906,112)     (1,016,616)
Net change in unrealized appreciation (depreciation)...............................     5,950,437      14,269,307
                                                                                     ------------    ------------
Net increase (decrease) in net assets resulting from operations....................    10,504,586      21,716,487
                                                                                     ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..............................................................    (4,713,395)     (9,258,175)
Return of capital..................................................................            --         (22,689)
                                                                                     ------------    ------------
Total distributions to shareholders................................................    (4,713,395)     (9,280,864)
                                                                                     ------------    ------------

CAPITAL TRANSACTIONS:
Proceeds from Common Shares reinvested.............................................        37,247              --
                                                                                     ------------    ------------
Net increase (decrease) in net assets resulting from capital transactions..........        37,247              --
                                                                                     ------------    ------------
Total increase (decrease) in net assets............................................     5,828,438      12,435,623

NET ASSETS:
Beginning of period................................................................   112,132,967      99,697,344
                                                                                     ------------    ------------
End of period......................................................................  $117,961,405    $112,132,967
                                                                                     ============    ============
Accumulated net investment income (loss) at end of period..........................  $ (2,052,924)   $ (2,799,790)
                                                                                     ============    ============

CAPITAL TRANSACTIONS WERE AS FOLLOWS:
Common Shares at beginning of period...............................................    14,278,252      14,278,252
Common Shares issued as reinvestment under the Dividend Reinvestment Plan..........         4,763              --
                                                                                     ------------    ------------
Common Shares at end of period.....................................................    14,283,015      14,278,252
                                                                                     ============    ============



Page 10                 See Notes to Financial Statements

FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED MAY 31, 2013 (UNAUDITED)


CASH FLOWS FROM OPERATING ACTIVITIES:
 Net increase (decrease) in net assets resulting from operations...................  $ 10,504,586
 Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
      Purchases of investments.....................................................    (9,539,830)
      Sales, maturities and paydowns of investments................................     6,706,805
      Return of capital received from investments on MLPs..........................       155,664
      Net realized gain/loss on investments........................................       906,112
      Net change in unrealized appreciation/depreciation on investments............    (5,950,438)

CHANGES IN ASSETS AND LIABILITIES:
      Increase in interest receivable..............................................           (32)
      Decrease in dividends receivable.............................................        20,813
      Increase in prepaid expenses.................................................       (12,199)
      Decrease in interest and fees on loan payable................................           (44)
      Increase in investment advisory fees payable.................................        13,431
      Decrease in audit and tax fees payable.......................................       (18,593)
      Increase in legal fees payable...............................................         2,592
      Decrease in printing fees payable............................................        (9,695)
      Increase in administrative fees payable......................................         1,881
      Increase in custodian fees payable...........................................         7,931
      Decrease in transfer agent fees payable......................................          (842)
      Increase in Trustees' fees and expenses payable..............................           130
      Decrease in other liabilities................................................        (2,097)
                                                                                     ------------
CASH PROVIDED BY OPERATING ACTIVITIES..............................................                  $  2,786,175
                                                                                                     ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
      Proceeds from Common Shares reinvested.......................................        37,247
      Distributions to Common Shareholders from net investment income..............    (7,069,307)
                                                                                     ------------
CASH USED IN FINANCING ACTIVITIES..................................................                    (7,032,060)
                                                                                                     ------------
Decrease in cash...................................................................                    (4,245,885)
Cash and foreign currency at beginning of period...................................                     4,519,676
                                                                                                     ------------
CASH AND FOREIGN CURRENCY AT END OF PERIOD.........................................                  $    273,791
                                                                                                     ============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest and fees..................................                  $    135,316
                                                                                                     ============


                        See Notes to Financial Statements                Page 11

FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                             SIX MONTHS
                                                ENDED         YEAR          YEAR          YEAR         YEAR          YEAR
                                              5/31/2013       ENDED         ENDED         ENDED        ENDED         ENDED
                                             (UNAUDITED)    11/30/2012    11/30/2011    11/30/2010  11/30/2009   11/30/2008 (a)
                                             -----------   -----------   -----------   -----------  -----------  -------------
Net asset value, beginning of period .......  $    7.85     $    6.98     $    7.69     $    5.98    $    4.51     $   13.73
                                              ---------     ---------     ---------     ---------    ---------     ---------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ...............       0.38          0.59          0.66          0.56         0.65          1.02
Net realized and unrealized gain (loss) ....       0.36          0.93         (0.74)         1.76         1.43         (8.88)
                                              ---------     ---------     ---------     ---------    ---------     ---------
Total from investment operations ...........       0.74          1.52         (0.08)         2.32         2.08         (7.86)
                                              ---------     ---------     ---------     ---------    ---------     ---------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income ......................      (0.33)        (0.65)        (0.63)        (0.59)       (0.55)        (1.27)
Return of capital ..........................         --         (0.00) (d)    (0.00) (d)    (0.02)       (0.06)        (0.09)
                                              ---------     ---------     ---------     ---------    ---------     ---------
Total from distributions ...................      (0.33)        (0.65)        (0.63)        (0.61)       (0.61)        (1.36)
                                              ---------     ---------     ---------     ---------    ---------     ---------
Net asset value, end of period .............  $    8.26     $    7.85     $    6.98     $    7.69    $    5.98     $    4.51
                                              =========     =========     =========     =========    =========     =========
Market value, end of period ................  $    8.38     $    8.07     $    6.20     $    7.50    $    5.43     $    3.29
                                              =========     =========     =========     =========    =========     =========
TOTAL RETURN BASED ON NET ASSET VALUE (b) ..       9.42%        22.48%        (1.01)%       40.04%       56.00%       (61.38)%
                                              =========     =========     =========     =========    =========     =========
TOTAL RETURN BASED ON MARKET VALUE (b) .....       7.98%        41.76%        (9.84)%       50.41%       94.18%       (72.80)%
                                              =========     =========     =========     =========    =========     =========

--------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) .......  $ 117,961     $ 112,133       $99,697      $109,861    $  85,069     $  64,208
Ratio of total expenses to average net
   assets ..................................      1.72%         1.83%         1.85%         1.83%        2.29%         2.72%
Ratio of total expenses to average net
   assets excluding interest expense .......      1.49%         1.55%         1.58%         1.58%        1.94%         1.73%
Ratio of net investment income (loss) to
   average net assets ......................      9.16%         7.81%         8.32%         7.93%       13.36%         9.53%
Portfolio turnover rate ....................         5%           18%           11%           24%          20%           15%
INDEBTEDNESS:
Total loan outstanding (in 000's) ..........  $  23,000     $  23,000     $  20,000     $  18,000    $  14,350     $  11,450
Asset coverage per $1,000 of
   indebtedness (c) ........................  $   6,129     $   5,875     $   5,985     $   7,103    $   6,928     $   6,608

-----------------------------

(a) On July 29, 2008, Confluence Investment Management LLC became the sub-advisor to the Fund.

(b) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(c) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the loan outstanding) and dividing by the loan outstanding in 000's.

(d)   Amount represents less than $0.01 per share.


Page 12                 See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                            MAY 31, 2013 (UNAUDITED)


                                1. ORGANIZATION

First Trust Specialty Finance and Financial Opportunities Fund (the "Fund") is a non-diversified, closed-end management investment company organized as a Massachusetts business trust on March 20, 2007, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FGB on the New York Stock Exchange ("NYSE").

The Fund's primary investment objective is to seek a high level of current income. The Fund seeks attractive total return as a secondary objective. Under normal market conditions, the Fund invests at least 80% of its Managed Assets in a portfolio of securities of specialty finance and other financial companies that Confluence Investment Management LLC ("Confluence" or the "Sub-Advisor") believes offer attractive opportunities for income and capital appreciation. Under normal market conditions, the Fund concentrates its investments in securities of companies within industries in the financial sector. "Managed Assets" means the total asset value of the Fund minus the sum of the Fund's liabilities other than the principal amount of borrowings. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The net asset value ("NAV") of the Common Shares of the Fund is determined daily as of the close of regular trading, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid, and any borrowings of the Fund) by the total number of Common Shares outstanding.

The Fund's investments are valued daily in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. The Fund's securities will be valued as follows:

      Common stocks, master limited partnerships ("MLPs") and other securities listed on any national or foreign exchange (excluding the NASDAQ(R) Stock Market LLC ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on one or more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are valued at their closing bid prices.

      Short-term investments that mature in less than 60 days when purchased are valued at amortized cost.

All market quotations used in valuing the Fund's securities will be obtained from a third party pricing service. If no quotation is received from a pricing service, attempts will be made to obtain one or more broker quotes for the security. In the event the pricing service does not provide a valuation, broker quotations are not readily available, or the valuations received are deemed unreliable, the Fund's Board of Trustees has designated First Trust Advisors L.P. ("First Trust") to use a fair value method to value the Fund's securities. Additionally, if events occur after the close of the principal markets for certain securities (e.g., domestic debt and foreign securities) that could materially affect the Fund's NAV, First Trust will use a fair value method to value the Fund's securities. The use of fair value pricing is governed by valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. Fair valuation of a security will be based on the consideration of all available information, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                            MAY 31, 2013 (UNAUDITED)

If the securities in question are foreign securities, the following additional information may be considered:

      1) the value of similar foreign securities traded on other foreign markets;

      2)    ADR trading of similar securities;

      3)    closed-end fund trading of similar securities;

      4)    foreign currency exchange activity;

      5) the trading prices of financial products that are tied to baskets of foreign securities;

      6)    factors relating to the event that precipitated the pricing problem;

      7)    whether the event is likely to recur; and

      8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of May 31, 2013, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded daily on the accrual basis, including the amortization of premiums and accretion of discounts.

The Fund may hold real estate investment trusts ("REITs"). Distributions from such investments may be comprised of return of capital, capital gains and income. The actual character of amounts received during the year is not known until after the REIT's fiscal year end. The Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

The Fund may also hold business development companies ("BDCs") and exchange-traded funds ("ETFs"). The tax character of distributions received from these securities may vary when reported by the issuer after their tax reporting periods conclude.

The Fund may also hold MLPs. For the six months ended May 31, 2013, distributions of $155,664 received from MLPs have been reclassified as return of capital.

C. RESTRICTED SECURITIES:

The Fund invests in restricted securities, which are securities that cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended (the "1933 Act"). Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of May 31, 2013, the Fund held restricted securities as shown in the following table. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security.


                                       ACQUISITION                                                            % OF
SECURITY                                  DATE         SHARES     PRICE     CARRYING COST       VALUE      NET ASSETS
                                       -----------    --------   -------    -------------    -----------   ----------
CYS Investments, Inc.                   5/19/2008      192,307   $ 10.28     $ 2,575,125     $ 1,976,916      1.68%
Golub Capital BDC, Inc.                 8/15/2012       22,948     17.51         334,879         401,817      0.34
                                                                            -------------    -----------     ------
                                                                             $ 2,910,004     $ 2,378,733      2.02%
                                                                            =============    ===========     ======

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                            MAY 31, 2013 (UNAUDITED)


D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from net investment income of the Fund are declared and paid quarterly or as the Board of Trustees may determine from time to time. Distributions of any net realized capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and realized capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future.

The tax character of distributions paid during the fiscal year ended November 30, 2012, was follows:

Distributions paid from:

Ordinary income...................................   $   9,258,175
Return of capital.................................          22,689

As of November 30, 2012, the distributable earnings and net assets on a tax basis were as follows:


Undistributed ordinary income.....................   $          --
Undistributed capital gains.......................              --
                                                     -------------
Total undistributed earnings......................              --
Accumulated capital and other losses..............    (144,842,444)
Net unrealized appreciation (depreciation)........      (7,430,249)
                                                     -------------
Total accumulated earnings (losses)...............    (152,272,693)
Other   ..........................................      (2,355,912)
Paid-in capital...................................     266,761,572
                                                     -------------
Net assets........................................   $ 112,132,967
                                                     =============

E. INCOME TAXES:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

Certain losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended November 30, 2012, the Fund did not incur any Post-October losses.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized in taxable years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At November 30, 2012, the Fund had capital loss carryforward for federal income tax purposes of $144,842,444, expiring as follows:

         EXPIRATION DATE       AMOUNT

         November 30, 2015     $  5,166,354
         November 30, 2016       62,747,095
         November 30, 2017       55,647,845
         November 30, 2018       14,556,882
         November 30, 2019        5,452,015
         Non-expiring             1,272,253

The Fund is subject to certain limitations under the U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2009, 2010, 2011 and 2012 remain open to federal and state audit. As of May 31, 2013, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                            MAY 31, 2013 (UNAUDITED)


F. EXPENSES:

The Fund will pay all expenses directly related to its operations.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

Confluence serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a monthly portfolio management fee calculated at an annual rate of 0.50% of Managed Assets that is paid by First Trust from its investment advisory fee.

BNY Mellon Investment Servicing (US) Inc. ("BNYM IS") serves as the Fund's administrator, fund accountant and transfer agent in accordance with certain fee arrangements. As administrator and fund accountant, BNYM IS is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon ("BNYM") serves as the Fund's custodian in accordance with certain fee arrangements. As custodian, BNYM is responsible for custody of the Fund's assets.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer of $125,000 per year and an annual per fund fee of $4,000 for each closed-end fund or other actively managed fund and $1,000 for each index fund in the First Trust Fund Complex. The fixed annual retainer is allocated pro rata among each fund in the First Trust Fund Complex based on net assets.

Additionally, the Lead Independent Trustee is paid $15,000 annually, the Chairman of the Audit Committee is paid $10,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $5,000 annually to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee Chairman will serve two-year terms until December 31, 2013, before rotating to serve as Chairman of another Committee or as Lead Independent Trustee. After December 31, 2013, the Lead Independent Trustee and Committee Chairmen will rotate every three years. The officers and "Interested" Trustee receive no compensation from the funds for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the six months ended May 31, 2013, were $8,648,672 and $6,809,925 respectively.

                              5. CREDIT AGREEMENT

The Fund entered into a committed facility agreement (the "BNP Facility") with BNP Paribas Prime Brokerage, Inc. ("BNP"), which currently has a maximum commitment amount of $25,000,000. Absent certain events of default or failure to maintain certain collateral requirements, BNP may not terminate the BNP Facility except upon 180 calendar days prior notice. The borrowing rate under the BNP Facility is equal to the 3-month LIBOR plus 80 basis points. In addition, under the BNP Facility, the Fund pays a commitment fee of 0.85% on the undrawn amount.

The average amount outstanding for the six months ended May 31, 2013, was $23,000,000, with a weighted average interest rate of 1.09%. As of May 31, 2013, the Fund had outstanding borrowings of $23,000,000 under the BNP Facility. The high and low annual interest rates for the six months ended May 31, 2013, were 1.11% and 1.07%, respectively, and the interest rate at May 31, 2013, was 1.08%.

                               6. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                     7. FINANCIAL SECTOR CONCENTRATION RISK

Under normal market conditions, the Fund will invest at least 80% of its total assets in securities of companies within industries in the financial sector. A fund concentrated in a single industry or sector is likely to present more risks than a fund that is broadly diversified over several industries or groups of industries. Compared to the broad market, an individual sector may be more strongly affected by changes in the economic climate, broad market shifts, moves in a particular dominant stock, or regulatory changes. Specialty finance and other financial companies in general are subject to extensive government regulation, which may change frequently. The profitability of specialty finance and other financial companies is largely dependent upon the availability and cost of capital funds, and may fluctuate significantly in response to

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                            MAY 31, 2013 (UNAUDITED)

changes in interest rates, as well as changes in general economic conditions. From time to time, severe competition may also affect the profitability of specialty finance and other financial companies. Financial companies can be highly dependent upon access to capital markets and any impediments to such access, such as general economic conditions or a negative perception in the capital markets of a company's financial condition or prospects, could adversely affect its business. Leasing companies can be negatively impacted by changes in tax laws which affect the types of transactions in which such companies engage.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                            MAY 31, 2013 (UNAUDITED)


                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                            MAY 31, 2013 (UNAUDITED)


                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of the Common Shares of First Trust Energy Infrastructure Fund, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust Mortgage Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund, First Trust Dividend and Income Fund (formerly known as First Trust Active Dividend Income
Fund), and First Trust High Income Long/Short Fund was held on April 17, 2013 (the "Annual Meeting"). At the Annual Meeting, Trustees James A. Bowen and Niel
B. Nielson were elected by the Common Shareholders of the First Trust Specialty Finance and Financial Opportunities Fund as Class III Trustees for three-year terms expiring at the Fund's annual meeting of shareholders in 2016. The number of votes cast in favor of Mr. Bowen was 12,745,015, the number of votes against was 174,795 and the number of abstentions was 1,363,205. The number of votes cast in favor of Mr. Nielson was 12,740,511, the number of votes against was 179,299 and the number of abstentions was 1,363,205. Richard E. Erickson, Thomas
R. Kadlec and Robert F. Keith are the other current and continuing Trusteees.

                              RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

BUSINESS DEVELOPMENT COMPANY ("BDC") RISK: Investments in closed-end funds that elect to be treated as BDCs may be subject to a high degree of risk. BDCs typically invest in small and medium-sized private and certain public companies that may not have access to public equity markets or capital raising. As a result, a BDC's portfolio could include a substantial amount of securities purchased in private placements, and its portfolio may carry risks similar to those of a private equity or venture capital fund. Securities that are not publicly registered may be difficult to value and may be difficult to sell at a price representative of their intrinsic value. Investments in BDCs are subject to various risks, including management's ability to meet the BDC's investment objective, and to manage the BDC's portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors' perceptions regarding a BDC or its underlying investments change. BDC shares are not redeemable at the option of the BDC shareholder and, as with shares of other closed-end funds, they may trade in the secondary market at a discount to their NAV.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the securities markets, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

LEVERAGE RISK: The use of leverage results in additional risks and can magnify the effect of any losses. The funds borrowed pursuant to a leverage borrowing program constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. If the Fund is not in compliance with certain credit facility provisions, the Fund may not be permitted to declare dividends or other distributions.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                            MAY 31, 2013 (UNAUDITED)


NON-DIVERSIFICATION RISK: Because the Fund is non-diversified, it is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. Because the Fund may invest a relatively high percentage of its assets in a limited number of issuers, the Fund may be more susceptible to any single economic, political or regulatory occurrence and to the financial conditions of the issuers in which it invests.

REIT, MORTGAGE-RELATED AND ASSET-BACKED SECURITIES RISKS: Investing in REITs involves certain unique risks in addition to investing in the real estate industry in general. REITs are subject to interest rate risk (especially mortgage REITs) and the risk of default by lessees or borrowers. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by the ability of the issuers of its portfolio of mortgages to repay their obligations. REITs whose underlying assets are concentrated in properties used by a particular industry are also subject to risks associated with such industry. REITs may have limited financial resources, their securities may trade less frequently and in a limited volume, and their securities may be subject to more abrupt or erratic price movements than larger company securities.

In addition to REITs, the Fund may invest in a variety of other mortgage-related securities, including commercial mortgage securities and other mortgage-backed instruments. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates, and may reduce the market value of the securities. In addition, mortgage-related securities are subject to prepayment risk, the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline. This can reduce the Fund's returns because the Fund may have to reinvest that money at lower prevailing interest rates.

The Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

FIRST TRUST

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
Confluence Investment Management LLC
349 Marshall Avenue, Suite 302
Saint Louis, MO 63119

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
The Bank of New York Mellon
101 Barclay Street, 20th Floor
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

Not applicable.



ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.



ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.





ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)   Not applicable.

(b) There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant's most recently filed annual report on Form N-CSR.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.



ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

   (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

   (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1)  Not applicable.

     (a)(2)  Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
             Section 302  of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)  Not applicable.

     (b)     Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
             Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)   First Trust Specialty Finance and Financial Opportunities Fund
              ----------------------------------------------------------------

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: July 23, 2013
     ---------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: July 23, 2013
     ---------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: July 23, 2013
     ---------------------

* Print the name and title of each signing officer under his or her signature.